July 19, 2022 2022 Second Quarter Earnings Presentation

1 Forward–Looking Statements Certain statements contained in this presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding FB Financial Corporation’s (the “Company”) business operations and statements related to the Company’s future plans, results, strategies, and expectations, including expectations around the Company’s Innovations Group. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) the ongoing effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and the emergence of new variants, and its impact on general economic and financial market conditions and on the Company’s business and the Company’s customers' business, results of operations, asset quality and financial condition, (3) ongoing public response to the vaccines that were developed against the virus as well as the decisions of governmental agencies with respect to vaccines, including recommendations related to booster shots and requirements that seek to mandate that individuals receive or employers require that their employees receive the vaccine, (4) those vaccines' efficacy against the virus, including new variants, (5) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (6) the Company’s ability to effectively manage problem credits, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) difficulties and delays in integrating acquired businesses or fully realizing costs savings, revenue synergies and other benefits from future and prior acquisitions, (9) the Company’s ability to successfully execute its various business strategies, (10) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (11) the potential impact of the proposed phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR, (12) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (13) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (14) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in any of the Company’s subsequent filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted Banking segment pre-tax, pre-provision earnings, Banking segment core noninterest income, Mortgage segment core noninterest income, Banking segment core noninterest expense, Mortgage segment core noninterest expense, Banking segment core revenue, Mortgage segment core revenue, Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive (loss) income. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables in this presentation provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

3 2Q 2022 highlights Key highlights ◼ Loans HFI grew 31.0% annualized in 2Q 2022, or $619.4 million. Year-over-year loan growth of 19.8%. Excluding PPP loans, year- over-year loan growth of 20.7%, or $1.5 billion ◼ Noninterest-bearing deposits grew 16.0% annualized in 2Q 2022, or $106 million; year-over-year noninterest-bearing deposit growth of 19.1% (balances exclude mortgage escrow related deposits) ◼ Adjusted Banking segment PTPP earnings1 of $55.6 million, compared to $40.8 million in 1Q 2022 and $40.8 million in 2Q 2021. Year-over-year increase of 36.1%. ◼ Net interest income of $102.2 million, compared to $88.2 million in 1Q 2022 and $86.6 million in 2Q 2021. Contractual yield on loans held for investment increased by 12 basis points from 1Q 2022 to 4.24%, while cost of total deposits increased by 5 basis points from 1Q 2022 to 0.25%. ◼ Maintained a strong ACL / loans HFI of 1.46% resulting in provision expense of $12.3 million. NPAs / Assets increased by 2 basis points from 1Q 2021 to 0.46% ◼ Only 4 relationships and $37.8 million of exposure remaining in Commercial Loans HFS portfolio ◼ Adjusted total Mortgage loss1 of $2.7 million in 2Q 2022; announced exit of unprofitable direct-to-consumer channel in order to better position the Mortgage segment for the current interest rate environment ◼ Repurchased 650,000 shares during the quarter for $26.5 million; anticipate less repurchase activity for 2H 2022 Financial results 1 Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. Assumes funded from all interest bearing liabilities. 2Q 2022 Diluted earnings per share Adjusted diluted earnings per share1 $0.41 $0.64 Net income ($mm) Adjusted net income1 ($mm) $19.3 $30.1 Return on average assets Adjusted return on average assets1 0.62% 0.97% Return on average common equity Adjusted return on average common equity1 5.7% 8.9% Return on average tangible common equity1 Adjusted return on average tangible common equity1 7.1% 11.0% Adjusted pre-tax, pre-provision earnings1 ($mm) $52.9 Adjusted pre-tax, pre-provision return on average assets1 1.71% Net interest margin Impact of accretion and nonaccrual interest (bps) Impact of excess liquidity (bps)2 3.52% 2 (14) Tangible common equity / tangible assets1 8.9%

4 9% 5% 17% 21% 31% 2Q21 3Q21 4Q21 1Q22 2Q22 Driving shareholder value ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. 2 1Q22 Banking segment PTPP impacted by $2.2 million in accelerated amortization of purchase accounting premium related to 2 PCD loans with $1.1 million in remaining premium each. 2Q22 Banking segment PTPP impacted by $1.4 million in state tax credits reducing segment noninterest expense rather than income tax expense. Adjusted Earnings per Share1 $2.61 $2.83 $3.73 $3.78 $1.38 2018 2019 2020 2021 1H22 Short Term Performance Dashboard Adjusted Banking Segment PTPP1,2 Annualized NIB Deposit Growth Adjusted PTPP1,2 Annualized Loans (HFI) Growth Tangible Book Value per Share1 $17.02 $18.55 $21.73 $24.67 $22.67 $17.16 $18.16 $21.15 $24.55 $25.24 2018 2019 2020 2021 2Q22 TBVPS Adj. TBVPS (Ex. AOCI) Adjusted ROATCE1 $41.4 $51.2 $43.6 $40.5 $52.9 2Q21 3Q21 4Q21 1Q22 2Q22 19.8% year-over-year Loans (HFI) growth 9% 20% 20% 7% 16% 2Q21 3Q21 4Q21 1Q22 2Q22 16.5% year-over-year NIB Deposit growth 16% 15% 15% 12% 11% 2Q21 3Q21 4Q21 1Q22 2Q22 $40.8 $42.4 $42.9 $40.8 $55.6 2Q21 3Q21 4Q21 1Q22 2Q22

5 Stable net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. Assumes funded from all interest bearing liabilities. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 2Q21 3Q21 4Q21 1Q22 2Q22 A v g . in te re s t e a rn in g a s s e ts ( $ m m ) Y ie ld s a n d C o s ts ( % ) Average interest earning assets Yield on loans Cost of deposits NIM NIM1 3.18% 3.20% 3.19% 3.04% 3.52% Impact of accretion and nonaccrual interest (bps) 1 2 0 (7) 2 Impact of excess liquidity2 (bps) (37) (28) (22) (29) (14) Deposit Cost: Cost of MMDA 0.38% 0.31% 0.27% 0.21% 0.20% Cost of customer time 0.63% 0.61% 0.53% 0.50% 0.64% Cost of interest-bearing 0.41% 0.34% 0.30% 0.27% 0.33% Total deposit cost 0.31% 0.26% 0.22% 0.20% 0.25% Loans HFI Yield: Contractual interest 4.31% 4.23% 4.17% 4.12% 4.24% Origination and other loan fee income 0.39% 0.35% 0.33% 0.26% 0.33% Nonaccrual interest 0.03% 0.02% 0.03% 0.05% 0.03% Accretion on purchased loans (0.01%) 0.01% (0.04%) (0.12%) 0.00% Syndication fee income 0.00% 0.00% 0.00% 0.00% 0.06% Total loan (HFI) yield 4.72% 4.61% 4.49% 4.31% 4.66%

6 Mortgage performance in 2Q 2022 Highlights ◼ Adjusted total mortgage loss1 of $2.7 million during the quarter ◼ Wind-down of direct-to-consumer channel largely completed; initial structural changes undertaken for remaining Retail channel ◼ Interest rate lock commitment volume expected to continue to decline over 2H 2022; committed to right- sizing the mortgage division for the environment ◼ Do not expect to return to profitability in 3Q 2022 Mortgage banking income ($mm) 2Q21 1Q22 2Q22 Gain on Sale $49.4 $29.4 $21.1 Fair value changes ($17.6) ($7.5) ($5.4) Servicing Revenue $6.8 $7.4 $8.0 Fair value MSR changes ($3.1) $0.2 ($1.1) Total Income $35.5 $29.5 $22.6 2.94% 2.55% 2.66% 2.29% 2.43% 2Q21 3Q21 4Q21 1Q22 2Q22 Retail channel interest rate lock commitments ($mm) Mortgage segment gain on sale margin $572 $529 $451 $498 $513 $288 $398 $237 $243 $92 $860 $927 $688 $741 $605 2Q21 3Q21 4Q21 1Q22 2Q22 Purchase Refinance ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures.

7 Managing expenses and investing to support growth Highlights ◼Consolidated 2Q 2022 core efficiency ratio¹ of 61.1% ◼Banking segment realizing the benefits of an asset sensitive balance sheet ◼Mortgage efficiency remains elevated; committed to right-sizing the segment for the realities of the current origination environment ◼Anticipate further investments in people with the opportunity resulting from recent merger disruption and additional investments in technology as Innovations Group is presented with further opportunities ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. Core efficiency ratio (tax-equivalent basis)¹ 58.6% 57.9% 57.5% 58.7% 51.3% 68.9% 64.7% 67.0% 68.1% 61.1% 97.9% 80.0% 97.8% 100.5% 111.8% 2Q21 3Q21 4Q21 1Q22 2Q22 Banking segment Consolidated Mortgage segment

8 Well-capitalized for future opportunities Tangible book value per share3 Simple capital structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 7% Tier 2 ACL 7% Total regulatory capital: $1,4592 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $22.67 3Q16 4Q16 4Q17 4Q18 4Q19 4Q20 4Q21 2Q22 2Q211 1Q221 2Q221,2 Shareholder’s equity/Assets 11.5% 10.9% 10.8% TCE/TA3 9.5% 9.0% 8.9% Common equity tier 1/Risk-weighted assets 12.4% 12.0% 11.5% Tier 1 capital/Risk-weighted assets 12.7% 12.3% 11.7% Total capital/Risk-weighted assets 14.9% 14.2% 13.6% Tier 1 capital /Average assets 10.1% 10.2% 10.2% C&D loans subject to 100% tier 1 capital plus ACL4 94% 112% 119% CRE loans subject to 300% tier 1 capital plus ACL4 261% 276% 294% Capital position 1 For regulatory capital purposes, the CECL impact over 2021 and 2022 is gradually phased-in from Common Equity Tier 1 Capital to Tier 2 capital. As of 2Q21, 1Q22 and 2Q22, respectively, $45.7 million, $30.7 million and $30.7 million are being added back to CET 1 and Tier 1 Capital, and $51.5 million, $35.1 million and $35.1 million are being taken out of Tier 2 capital. 2 Total regulatory capital, FB Financial Corporation. 2Q22 calculation is preliminary and subject to change. 3 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 4 Tier 1 capital at FirstBank as defined in Call Report. As of 2Q21, 1Q22 and 2Q22, respectively, $51.5 million, $35.1 million and $35.1 million are being disallowed from Tier 1 Capital for purposes of the calculation.

9 Noninterest- bearing checking 28% Interest-bearing checking 31% Money market 25% Savings 5% Time 11% 59% Checking accounts Valuable core deposit base ¹ Includes mortgage servicing-related deposits of $166.1 million, $190.6 million, $127.6 million,$131.1 million and $133.2 million for the quarters ended June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, respectively. Total deposits ($mm) Cost of deposits Deposit composition $2,485 $2,610 $2,740 $2,788 $2,896 $7,719 $7,462 $8,097 $8,208 $7,644 $10,204 $10,072 $10,837 $10,996 $10,540 2Q21 3Q21 4Q21 1Q22 2Q22 Noninterest-bearing Deposits Interest-bearing Deposits 24.4% 25.9% 25.3% 25.4% 27.5% 0.31% 0.26% 0.22% 0.20% 0.25% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q21 3Q21 4Q21 1Q22 2Q22 Noninterest-bearing (%) Cost of total deposits (%)

10 Balance as of June 30, 2022 C&I CRE-OO Total % of Total Real Estate Rental and Leasing 308.1$ 215.0$ 523.1$ 20.6% Finance and Insurance 277.7 11.0 288.7 11.4% Retail Trade 112.3 132.2 244.5 9.6% Manufacturing 161.7 73.2 235.0 9.3% Health Care and Social Assistance 56.6 116.1 172.8 6.8% Other Services (except Public Administration) 24.8 141.3 166.1 6.6% Wholesale Trade 107.2 54.8 162.1 6.4% Construction 96.9 50.4 147.3 5.8% Transportation and Warehousing 106.3 18.6 124.9 4.9% Accomodation and Food Services 20.1 95.0 115.1 4.5% Professional, Scientific and Technical Services 60.4 25.6 86.1 3.4% Arts, Entertainment and Recreation 36.0 33.0 69.0 2.7% Information 7.8 13.6 21.4 0.8% Other 103.5 74.1 177.6 7.2% Total 1,479.4$ 1,053.9$ 2,533.3$ 100.0% Office 21% Retail 20% Hotel 16% Warehouse / Industrial 14% Land-Manufacture Home Community 5% Self Storage 4% Healthcare Facility 3% Other 17% 1-4 Family to be sold 41% Commercial Land 28% 1-4 Consumer Construction 7% Multifamily 6% Retail 4% Warehouse 3% Office 2% Other 9% 1-4 family 17% 1-4 family HELOC 5% Multifamily 5% C&D 18% CRE 22% C&I 29% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry 1 2 C&D exposure by type

11 0.66% 0.50% 0.50% 0.44% 0.46% 2Q21 3Q21 4Q21 1Q22 2Q22 2.01% 1.91% 1.65% 1.50% 1.46% 2Q21 3Q21 4Q21 1Q22 2Q22 0.02% 0.13% 0.12% (0.03%) 0.09% 2Q21 3Q21 4Q21 1Q22 2Q22 Asset quality remains solid Nonperforming Assets1 / Assets Nonperforming Loans (HFI) / Loans (HFI) LLR/loans HFI Net charge-offs (recoveries) / average loans 1 Includes acquired excess land and facilities held for sale–see page 14 of the Quarterly Financial Supplement. 0.83% 0.59% 0.62% 0.51% 0.51% 2Q21 3Q21 4Q21 1Q22 2Q22

12 2.01% 0.88% 2.56% 2.88% 3.71% 1.75% 1.67% 3.27% 1.50% 0.90% 1.25% 2.16% 1.60% 1.56% 1.67% 3.59% 1.46% 0.69% 1.24% 2.44% 1.66% 1.47% 1.62% 3.67% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 2Q21 1Q22 2Q22 Allowance for credit losses overview ACL / Loans HFI by Category ◼ Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model with key economic data summarized below: 1Source: Moody’s “May 2022 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”. FQE, FYE 12/31, 3Q 2022 4Q 2022 2022 2023 2024 2025 2026 GDP (bcw$) 19,914.6$ 19,804.9$ 19,842.1$ 19,900.1$ 20,544.0$ 21,169.8$ 21,779.0$ Annualized % Change 0.0% (2.2%) 2.1% 0.3% 3.2% 3.0% 2.9% Total Employment (millions) 149.9 148.4 150.1 148.4 152.5 154.0 154.6 Unemployment Rate 4.6% 5.5% 4.3% 6.2% 4.3% 3.9% 4.1% CRE Price Index 371.1 363.6 363.6 364.6 396.2 419.8 448.8 NCREIF Property Index: Rate of Return 3.5% 1.3% 3.5% 1.2% 3.7% 2.9% 2.1%

13 Appendix

14 GAAP reconciliation and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

15 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

16 GAAP reconciliation and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

17 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

18 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

19 GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis)

20 GAAP reconciliation and use of non-GAAP financial measures Adjusted Banking segment pre-tax pre-provision earnings

21 GAAP reconciliation and use of non-GAAP financial measures Adjusted Mortgage pre-tax net (loss) contribution

22 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity, tangible book value per common share and tangible common equity to tangible assets

23 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity, tangible book value per common share and tangible common equity to tangible assets

24 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity

25 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and common equity

26 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity

27 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and common equity